Supplement to Symetra Complete Advisor Prospectus
                 Supplement dated July 19, 2007
        to Prospectus dated May 1, 2007  as supplemented


The first sentence under the paragraph titled Premiums Made by 1035 Exchange on page 9 is replaced with the following:

Premiums Made by 1035 Exchange: In the first policy year, you may make a "1035 exchange" into this policy to meet your premium plan.